Geographic information	12 Months Ended
Dec. 31, 2016
Notes to Financial Statements
16. Geographic information

NXT conducts all of its survey operations from its head office in Canada, and occasionally maintains administrative offices in foreign locations such as Bolivia. NXT has no long term assets outside of Canada.

In May 2015, NXT executed a contract to conduct a US $13.4 million (US $12.9 million net of applicable local sales taxes owing) survey project with a new client in Bolivia. This contract was completed and recognized in revenue in NXT’s Q4-2015 period.

A contract amendment for an additional survey project valued at US $1.0 million (net of taxes) was finalized in October, 2015. The results for this project were delivered to the client in January, 2016, and it is recognized as revenue in NXT’s Q1-2016 period. Accordingly, deferred revenue as at December 31, 2015 included US $0.5 million (net of taxes) which had been invoiced as a progress billing for this project.

Revenues by geographic area were generated solely in Bolivia in 2015 and 2016, and were derived almost entirely from a single client in each of the periods. Revenue in 2014 was generated from one customer in the United States

Revenues were derived by geographic area as follows:

	2016	2015	2014
South and Central America (Bolivia, Belize)	$1,447,269	$ 17,422,151	$ -
North America (United States)	-	-	3,913,367
	1,447,269	17,422,151	3,913,367